[Sutherland Asbill & Brennan LLP Letterhead]


  STEPHEN E. ROTH
 DIRECT LINE: (202) 383-0158
 Internet: sroth@sablaw.com


                                January 22, 1998



The Life Insurance Company of Virginia
6610 West Broad Street
Richmond, VA 23230

            Re    GE Life & Annuity Separate Account 4

Gentlemen:

            We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain variable annuity policies (File No. 333-62695). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                    Very truly yours,

                                    SUTHERLAND, ASBILL & BRENNAN LLP



                                    By: /s/   Stephen E. Roth
                                        --------------------------------
                                              Stephen E. Roth